Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT 10.2

URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this Third Amended & Restated 2012 Stock Incentive Plan (the “Plan”) of Urban Compass, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”); provided, however, that such other business ventures shall be limited to entities that, where required by Section 409A of the Code, are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Rule 701 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor rule)) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.	Administration and Delegation

(a) Administration by the Board. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

4.	Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 1,960,000 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Urban Compass, Inc., any of Urban Compass, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock, as determined by (or in a manner approved by) the Board (“Fair Market Value”), on the date the Option is granted. “Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise;

(2) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(3) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant.

For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants’ agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options.

Options may be exercised by delivery to the Company of a notice of exercise in a form of notice (which may be electronic) approved by the Company, together with payment in full (in a manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) when the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Exchange Act and to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would pay the exercise price for the portion of the Option being exercised by cancelling a portion of the Option for such number of shares as is equal to the exercise price divided by the excess of the Fair Market Value on the date of exercise over the Option exercise price per share.

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

6.	Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

7.	Restricted Stock; Restricted Stock Units

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, “Designated Beneficiary” the Participant’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the applicable Award agreement.

8.	Other Stock-Based Awards

(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

9.	Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the number and class of securities and exercise price per share of each outstanding Option, (iii) the share and per-share provisions and the measurement price of each outstanding SAR, (iv) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (v) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(i) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(ii) Notwithstanding the terms of Section 9(b)(2)(i), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(i)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(i) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(i), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(iii) For purposes of Section 9(b)(2)(i)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.	General Provisions Applicable to Awards.

(a) Transferability of Awards. Awards (or any interest in an Award, including, prior to exercise, any interest in shares of Common Stock issuable upon exercise of an Option or SAR) shall not be sold, assigned, transferred (including by establishing any short position, put equivalent position (as defined in Rule 16a-1 issued under the Exchange Act) or call equivalent position (as defined in Rule 16a-1 issued under the Exchange Act)), pledged, hypothecated or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, and, during the life of the Participant, shall be exercisable only by the Participant; except that Awards, other than Awards subject to Section 409A of the Code, may be transferred to family members (as defined in Rule 701(c)(3) under the Securities Act) through gifts or (other than Incentive Stock Options) domestic relations orders or to an executor or guardian upon the death or disability of the Participant. The Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall deliver to the Company a written instrument, as a condition to such transfer, in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award.

(1) The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(2) The Board may, without stockholder approval, amend any outstanding Award granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Award. The Board may also, without stockholder approval, cancel any outstanding award (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled award.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

11.	Miscellaneous.

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the expiration of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that if at any time the approval of the Company’s stockholders is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(e) Authorization of Sub-Plans (including Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

12

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

URBAN COMPASS, INC.

2012 STOCK INCENTIVE PLAN

CALIFORNIA SUPPLEMENT

Pursuant to Section 11(e) of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Law:

Any Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) shall be subject to the following additional limitations, terms and conditions:

1. Additional Limitations on Options.

(a) Maximum Duration of Options. No Options granted to California Participants shall have a term in excess of 10 years measured from the Option grant date.

(b) Minimum Exercise Period Following Termination. Unless a California Participant’s employment is terminated for cause (as defined by applicable law, the terms of the Plan or option grant or a contract of employment), in the event of termination of employment of such Participant, such Participant shall have the right to exercise an Option, to the extent that such Participant is entitled to exercise such Option on the date employment terminated, until the earlier of: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or disability, (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or disability and (iii) the Option expiration date.

2. Additional Limitations for Other Stock-Based Awards. The terms of all Awards granted to a California Participant under Section 8 of the Plan shall comply, to the extent applicable, with Sections 260.140.42, 260.140.45 and 260.140.46 of the California Code of Regulations.

3. Additional Limitations on Timing of Awards. No Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the holders of a majority of the Company’s outstanding voting securities by the later of (i) within 12 months before or after the date the Plan was adopted by the Board, or (ii) prior to or within 12 months of the granting of any Award to a California Participant.

4. Additional Restriction Regarding Recapitalizations, Stock Splits, Etc. For purposes of Section 9 of the Plan, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities underlying the Award without the receipt of consideration by the Company, the number of securities purchasable, and in the case of Options, the exercise price of such Options, must be proportionately adjusted.

5. Additional Limitations on Transferability of Awards. Notwithstanding the provisions of Section 10(a) of the Plan, an Award granted to a California Participant may not be transferred to an executor or guardian upon the disability of the Participant.

13

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

FIRST AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 2,960,000 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	April 23, 2014

Adopted by the Corporation’s Stockholders:	May 16, 2014

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECOND AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 3,960,000 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	February 2, 2015

Adopted by the Corporation’s Stockholders:	August 18, 2015

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

THIRD AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 4,560,000 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	February 3, 2016

Adopted by the Corporation’s Stockholders:	March 11, 2016

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

FOURTH AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 5,370,467 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	February 1, 2017

Adopted by the Corporation’s Stockholders:	March 30, 2017

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

FIFTH AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Effective January 19, 2018

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 6,442,642 shares of Class A Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	December 6, 2017

Adopted by the Corporation’s Stockholders:	December 6, 2017

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

SIXTH AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Effective October 22, 2018

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 7,700,640 shares of Class A Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	September 26, 2018

Adopted by the Corporation’s Stockholders:	October 16, 2018

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

SEVENTH AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Effective July 25, 2019

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 10,193,756 shares of Class A Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	July 25, 2019

Adopted by the Corporation’s Stockholders:	July 25, 2019

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit D

EIGHTH AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Effective March 12, 2020

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 11,916,118 shares of Class A Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors:	March 12, 2020

Adopted by the Corporation’s Stockholders:	March 12, 2020

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

NINTH AMENDMENT TO THE URBAN COMPASS, INC.

THIRD AMENDED & RESTATED 2012 STOCK INCENTIVE PLAN

Effective September 9, 2020

Urban Compass, Inc., a Delaware corporation (the “Corporation”), adopted the Corporation’s Third Amended and Restated 2012 Stock Incentive Plan on September 24, 2013 (as amended, the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.

Section 4(a) of the Plan shall be amended in its entirety to read as follows:

“(a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 13,916,118 shares of Class A Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options, the two immediately preceding sentences shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly amended hereby, the Plan shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

Adopted by the Corporation’s Board of Directors: September 9, 2020

Adopted by the Corporation’s Stockholders: September 10, 2020

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

4 year vesting schedule, 1 year cliff

URBAN COMPASS, INC.

THIRD AMENDED & RESTATED

2012 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You (“Recipient”) have been granted Restricted Stock Units (“RSUs”) representing shares of the Class A Common Stock of Urban Compass, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Total Number of RSUs Granted:	«TotalRSUs»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestComDate»[1]

Expiration Date:	«ExpirationDate»[2]

Vesting:	You will receive a benefit with respect to the RSU only if it vests on or before the Expiration Date specified above. The “Vesting Date” of an RSU will be the first date on or before the Expiration Date upon which the Vesting Requirement is satisfied with respect to that particular RSU.

Vesting Requirement:	The Vesting Requirement will be satisfied in installments as to the RSUs as follows provided you remain in Service through the applicable Vesting Date: (i) with respect to the first 12/48ths of the RSUs subject to this award on the 12 month anniversary of the Vesting Commencement Date specified above and (ii) with respect to an additional [1/48th of the RSUs subject to this award on each monthly] [3/48ths of the RSUs subject to this award on each quarterly] anniversary of the Vesting Commencement Date thereafter for the next 36 months.

Settlement:	Settlement of RSUs refers to the issuance of Shares once the RSU is vested. If an RSU vests as a result of satisfaction of the Vesting Requirement as described above, the Company will deliver one Share for each vested RSU subject to this award at the time of settlement specified in Section 4 of the Restricted Stock Unit Agreement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant.

[1]

Consider uniform vesting dates (for instance, the first of the month) and quarterly vesting dates to facilitate settlement and limit the number of dates each year when withholding taxes have to be paid.

[2]	Ten years from the date of grant.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

By signing below or otherwise accepting this award in a manner acceptable to the Company, you and the Company agree that these RSUs are granted under and governed by the terms and conditions of this Notice of Restricted Stock Unit Award, the Third Amended & Restated 2012 Stock Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement. These latter two documents are attached to, and made a part of, this Notice of Restricted Stock Unit Award. Capitalized terms not otherwise defined herein or in the Restricted Stock Unit Agreement shall have the meaning set forth in the Plan. You hereby acknowledge that (i) this agreement supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof, including without limitation, the Offer Letter; and (ii) the vesting of the RSUs pursuant to this Notice of Restricted Stock Unit Award is conditioned on the satisfaction of the Vesting Requirement. Section 10 of the Restricted Stock Unit Agreement also includes important acknowledgements.

RECIPIENT:	URBAN COMPASS, INC.

By:
Email Address:	Title:

Address for Mailing Stock Certificate (only applicable if the Company has certificated shares):

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

THE RSUS GRANTED PURSUANT TO THE NOTICE OF RESTRICTED STOCK UNIT AWARD AND THIS AGREEMENT AND THE SHARES ISSUABLE THEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

URBAN COMPASS, INC.

AMENDED AND RESTATED

2012 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

(a) Grant. On the terms and conditions set forth in the Notice of Restricted Stock Unit Award and this Agreement, the Company grants to you on the Date of Grant the number of RSUs set forth in the Notice of Restricted Stock Unit Award. Each RSU represents the right to receive one Share on the terms and conditions set forth in this Agreement.

(b) Consideration. No payment is required for the RSUs that have been granted to you.

(c) Nature of Units; No Rights As a Stockholder. Your RSUs are mere bookkeeping entries and represent only the Company’s unfunded and unsecured promise to issue Shares on a future date under specified conditions. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company. Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled pursuant to Section 4.

(d) Stock Plan and Defined Terms. Your RSUs are granted pursuant to the Plan, a copy of which you acknowledge having received. The provisions of the Plan are incorporated into this Agreement by this reference. Certain capitalized terms are defined in Section 10 of this Agreement. Capitalized terms not otherwise defined herein or in the Notice of Restricted Stock Unit Award shall have the meanings set forth in the Plan.

SECTION 2. VESTING.

(a) Generally. The RSUs vest in accordance with the vesting schedule set forth in the Notice of Restricted Stock Unit Award. You will receive a benefit with respect to the RSU only if the Vesting Requirement is satisfied on or before the Expiration Date. Your RSUs will not vest (in whole or in part) if such requirement is not satisfied on or before the Expiration Date.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Termination of Service. If your Service terminates for any reason, all RSUs as to which the Vesting Requirement has not been satisfied as of your termination date shall automatically terminate and be cancelled on the date that is 30 days after your termination date (such 30-day period, the “Post-Termination Period”). Except as provided in Subsection (c) below and in this Section 2(b), you will not satisfy the Vesting Requirement for any additional RSUs after your Service has terminated for any reason. Upon your termination of Service, any RSUs as to which the Vesting Requirement has been satisfied will remain outstanding until the first to occur of settlement or the Expiration Date. Upon a termination of one or more RSUs pursuant to this Section 2, you will have no further right with respect to such RSUs or the Shares previously allocated thereto.

(c) Additional Vesting Credit After Termination of Service. To the extent the Vesting Requirement is not fully satisfied when your Service terminates, the Board of Directors may, during the Post-Termination Period, take action to cause the Vesting Requirement to be satisfied with respect to additional RSUs. In no event will the Vesting Requirement be satisfied after termination of your Service unless the Board of Directors takes affirmative action pursuant to the preceding sentence or unless expressly provided in a written agreement between you and the Company.

(d) Expiration of RSUs. To the extent the Vesting Requirement is not satisfied on or before the Expiration Date set forth in the Notice of Restricted Stock Unit Award, all RSUs as to which the Vesting Requirement had not been satisfied shall automatically terminate and be cancelled upon such date.

(e) Part-Time Employment and Leaves of Absence. If you commence working on a part-time basis, then the Company may adjust the Vesting Requirement set forth in the Notice of Restricted Stock Unit Award. If you go on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the Vesting Requirement set forth in the Notice of Restricted Stock Unit Award. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while you are on a bona fide leave of absence approved by the Company in writing. Service shall be deemed to terminate when such leave ends, unless you immediately return to active work when such leave ends.

SECTION 3. RESTRICTIONS APPLICABLE TO RSUS.

Except as otherwise provided in or pursuant to this Agreement or the Plan, these RSUs and the rights and privileges conferred hereby shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by you prior to the settlement of the RSUs. However, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Shares to which you were entitled at the time of your death pursuant to this Agreement by delivering a written beneficiary designation to the Company’s headquarters on the prescribed form before your death. If you deliver no such beneficiary designation or if your designated beneficiaries do not survive you, your estate will receive payments in respect of any vested RSUs.

2

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 4. SETTLEMENT OF RSUS.

(a) Settlement Date. Upon or following a Vesting Date with respect to a particular RSU, the Company will settle the RSU by one Share for that RSU. RSUs shall be settled no later than March 15 of the calendar year following the calendar year in which a Vesting Date occurs. You will not be permitted, directly or indirectly, to select the calendar year of settlement. Settlement means the delivery of the Shares vested under an RSU. Settlement of vested RSUs shall occur whether or not you are in Service at the time of settlement.

(b) Form of Delivery. The form of any delivery of Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(c) Legality of Issuance. No Shares shall be issued to you upon settlement of these RSUs unless and until the Company has determined that (i) you and the Company have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and (iii) any other applicable provision of federal, State or foreign law has been satisfied. The Company shall have no liability to issue Shares in respect of the RSUs unless it is able to do so in compliance with applicable law.

SECTION 5. TAXES.

(a) Withholding Taxes. No consideration will be paid to you in respect of this award unless you have made arrangements satisfactory to the Company and/or the Parent or Subsidiary employing you (your “Employer”) for the payment of all applicable federal, State, local and foreign income and employment withholding taxes which arise in connection with the vesting and/or settlement of these RSUs (the “Withholding Taxes”). To the extent that you fail to make such arrangements with respect to these RSUs, then you will permanently forfeit such RSUs. At the discretion of the Company, these arrangements may include (i) withholding from other compensation or amounts that are owed to you by your Employer, (ii) payment in cash, (iii) if the Stock is publicly traded, payment from the proceeds of the sale of shares through a Company-approved broker through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and you hereby authorize such sales by this authorization), (iv) withholding a number of Shares that otherwise would be issued to you when the RSUs are settled, or (v) any other method permitted by the Company. If the Withholding Taxes are satisfied pursuant to clause (iv), you will be deemed to have been issued the full number of Shares subject to the RSUs and the Fair Market Value of the withheld Shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Withholding Taxes and such amount will be remitted to appropriate tax authorities by the Company or your Employer. You acknowledge that the responsibility for all Withholding Taxes is yours and may exceed the amount actually withheld by the Company or your Employer.

(b) Section 409A. The settlement of these RSUs is intended to comply with the requirements of Code Section 409A and shall be administered and interpreted in a manner that complies with such requirements so that this award is not subject to additional tax or interest under Code Section 409A. To the extent that any provision of this Agreement is ambiguous as

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

to its compliance with Code Section 409A, the provision shall be read in such a manner so that all payments hereunder comply with Code Section 409A. In this regard, to the extent necessary to comply with Code Section 409A, any reference to your “termination of employment” or similar terms will mean your “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) (a “Separation”). In addition, if this award is payable upon your Separation and you are a “specified employee” of the Company or any affiliate thereof within the meaning of Code Section 409A(a)(2)(B)(i) on the day of your Separation, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after your Separation, or (ii) your death, but only to the extent such delay is necessary so that this award is not subject to additional tax or interest under Code Section 409A. Each installment of your RSUs that vests is intended to constitute a separate payment for purposes of Code Section 409A.

SECTION 6. RESTRICTIONS APPLICABLE TO SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration. You (or the beneficiary or your personal representative in the event of your death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 6(b). This Section 6(c) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. You represent and agree that the Shares to be acquired upon settlement of these RSUs will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Settlement. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, you shall represent and agree at the time of issuance that the Shares being acquired upon settlement of these RSUs are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including, at the time of settlement, such representations as required by Regulation S of the Securities Act (if the Company is relying on such exemption).

(e) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any Transferee to whom the Shares have been transferred in contravention of this Agreement.

(f) Legends. All certificates evidencing the Shares issued under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE RESTRICTED STOCK UNIT AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH RESTRICTED STOCK UNIT AGREEMENT. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH RESTRICTED STOCK UNIT AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares issued under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(g) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 6 shall be conclusive and binding on you and all other persons.

SECTION 7. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of these RSUs (including, without limitation, the number and kind of shares subject to these RSUs) shall be adjusted as set forth in Section 9(a) of the Plan. In the event that the Company is a party to a Reorganization Event or in the event of a sale of all or substantially all of the Company’s assets, these RSUs shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 9(b) of the Plan; provided, however, that any action taken must either preserve the exemption of your RSUs from Code Section 409A or comply with Code Section 409A. Any additional RSUs and any new, substituted or additional shares, cash or other property that become subject to this award as a result of any such transaction shall be subject to the same conditions and restrictions as applicable to the RSUs to which they relate.

SECTION 8. CONVERSION OF SHARES TO NONVOTING SHARES.

At such time as deemed necessary or advisable by the Company (including any officer of the Company and any employee on the Company’s equity administration team or such other team that performs similar functions) to comply with Part 175.22 of the New York Real Estate Licensing Law, any similar or successor rule or statue of New York or any similar law, rule or statute of any other jurisdiction (the “Regulation”), or at such time you notify the Company that you are subject to the Regulation, any Shares issued to you upon the settlement of

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

these RSUs shall automatically be converted, with no further action by you, into an equal number of shares of nonvoting Class B Common Stock, $0.0001 par value per share, of the Company (“Nonvoting Shares”). To effectuate such conversion to Nonvoting Shares, you hereby constitute and appoint each officer and director of the Company as your agent and attorney-in-fact for purposes of executing or approving such documents, and taking such actions, as may be deemed necessary or advisable by such agent and attorney-in-fact with respect to the conversion of such Shares. This power of attorney, being coupled with an interest, is irrevocable and shall survive your death, disability or incapacitation.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon you the right to remain in Service in any capacity for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining you) or you, which rights are hereby expressly reserved by each, to terminate your Service at any time and for any reason, with or without cause.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to you at the address that you most recently provided to the Company in accordance with this Section 9(b). In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

(c) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by you and by an authorized officer of the Company (other than you). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(d) Entire Agreement. The Notice of Restricted Stock Unit Award, this Agreement and the Plan constitute the entire understanding between you and the Company regarding the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof, including without limitation, the Offer Letter.

(e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law,

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(g) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 10. ACKNOWLEDGEMENTS.

In addition to the other terms, conditions and restrictions imposed on your RSUs and the Shares issuable upon settlement of your RSUs pursuant to this Agreement and the Plan, you expressly acknowledge being subject to Section 6 (Restrictions Applicable to Shares, including without limitation the Market Stand-Off), as well as the following provisions:

(a) Tax Consequences. You acknowledge that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received hereunder, and you should consult a tax adviser regarding your tax obligations prior to such event. You acknowledge that the Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or acquisition or sale of Shares subject to this award. You are hereby advised to consult with your own personal tax, legal, and financial advisors regarding your participation in the Plan. You further acknowledge that the Company (i) makes no representations or undertakings regarding the tax treatment of the award of RSUs, including, but not limited to the grant, vesting, or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such RSUs, and the receipt of any dividends; and (ii) does not commit to and is under no obligation to structure the terms of the grant of the RSUs to reduce or eliminate your tax liability or achieve any particular tax result. You agree that the Company does not have a duty to design or administer the RSUs, the Plan or its other compensation programs in a manner that minimizes your tax liability. You shall not make any claim against the Company or its Board of Directors, officers, or employees related to tax matters arising from this award or your other compensation.

(b) Electronic Delivery of Documents. You acknowledge and agree that the Company may, in its sole discretion, deliver all documents relating the Company, the Plan or these RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company). You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Plan Discretionary. You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of the RSUs does not in any way create any contractual or other right to receive additional grants of RSUs (or benefits in lieu of RSUs) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when RSUs will be granted, the number of Shares offered, and the vesting schedule, will be at the sole discretion of the Company.

(d) Termination of Service. You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(e) Extraordinary Compensation. The value of your RSUs and the Shares issuable thereunder shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(f) Authorization to Disclose. You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.

(g) Personal Data Authorization. You consent to the collection, use and transfer of personal data as described in this Subsection (g). You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all RSUs or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (g) by contacting the Company in writing.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 11. DEFINITIONS.

(a) “Agreement” means this Restricted Stock Unit Agreement.

(b) “Board of Directors” means the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Company” means Urban Compass, Inc., a Delaware corporation.

(e) “Date of Grant” means the date specified in the Notice of Restricted Stock Unit Award, which date shall be the later of (i) the date on which the Board of Directors resolved to grant these RSUs or (ii) your first date of Service.

(f) “Expiration Date” means the expiration date of the RSUs as set forth in the Notice of Restricted Stock Unit Award.

(g) “Offer Letter” means the employment offer letter, by and between you and the Company.

(h) “Plan” means the Urban Compass, Inc. Third Amended & Restated 2012 Stock Incentive Plan, as in effect on the Date of Grant.

(i) “RSUs” means the Restricted Stock Units granted to you by the Company as set forth in the Notice of Restricted Stock Unit Award.

(j) “Service” means service as an Employee, Consultant or Outside Director. In the event of any dispute over whether and when Service has terminated, the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(k) “Transferee” means any person to whom you have directly or indirectly transferred any Shares acquired under this Agreement.

(l) “Vesting Requirement” means the requirement to provide Service over the period of time set forth in the Notice of Restricted Stock Unit Award.

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Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

Hello,

Please find a stock option agreement as approved by the Board of Urban Compass, Inc. d/b/a Compass (“Compass”) on ###GRANT_DATE###. By signing this stock option agreement, you are not agreeing to purchase any common shares of Compass. Rather, you are agreeing that you have the right to purchase common shares of Compass at a price of ###GRANT_PRICE### per common share, subject to all of the terms of the agreement. The total number of common shares under your option is stated in the first paragraph of the attached stock option agreement.*** Also attached are: (1) an FAQ about Compass equity, (2) an informational memorandum about our Stock Incentive Plan, including a brief summary of the tax consequences in connection with exercising your stock option, and the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act of 1933, as amended (the “Securities Act”), and (3) the current Stock Incentive Plan. If you have any questions after reading the attachments, please feel free to send them to equity@compass.com.

Best,

The Compass Equity Team

URBAN COMPASS, INC.

Nonstatutory Stock Option Agreement (Early Exercise)

Granted Under the Third Amended & Restated 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Urban Compass, Inc., a Delaware corporation (the “Company”), on ###GRANT_DATE### (the “Grant Date”) to ###PARTICIPANT_NAME###, an employee, consultant or director of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Third Amended & Restated 2012 Stock Incentive Plan (as amended, the “Plan”), a total of ###TOTAL_AWARDS### shares (the “Shares”) of Class A Common Stock, $0.0001 par value per share, of the Company (“Common Stock”) at ###GRANT_PRICE### per Share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on ###EXPIRY_DATE### (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will be exercisable at any time after the Grant Date for all or any part of the Shares subject to this option. The Shares subject to this option shall initially be Restricted Shares subject to the Company’s Right of Repurchase until the Right of Repurchase lapses (i.e., the Shares “vest”). The Right of Repurchase shall lapse as to [25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 1/48th of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date]. On the [fourth] anniversary of the Vesting Commencement Date, all of the Shares subject to this option will be vested and no longer subject to the Right of Repurchase. For purposes of this Agreement, “Vesting Commencement Date” shall mean ###ALTERNATIVE_VEST_BASE_DATE###.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be accompanied by (i) a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, (ii) if requested by the Company, a counterpart signature page to that certain Seventh Amended and Restated Voting Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iii) if requested by the Company, a counterpart signature page to that certain Second Amended and Restated First Refusal and Co-Sale Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iv) this agreement, and (v) payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option for Shares that are not Restricted Shares on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment or other relationship by the Company for Cause, and the effective date of such employment or other termination is subsequent to the date of the delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment or other relationship shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment or other relationship (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate immediately upon the effective date of such termination of employment or other relationship). If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.	Company Right of Repurchase.

(a) Scope of Repurchase Right. Until they vest in accordance with Section 2, the Shares acquired under this Agreement shall be “Restricted Shares” and shall be subject to the Company’s right to repurchase Restricted Shares set forth in this Section 4 (the “Right of Repurchase”). The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the period of 90 consecutive days commencing on the date when the Participant ceases to be an Eligible Participant for any reason, including (without limitation) death or disability (the “Repurchase Period”), but the Right of Repurchase may be exercised automatically under Subsection (c) below. If the Right of Repurchase is exercised, the Company shall pay the Participant an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (e) below shall immediately be delivered to the Company to be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Participant upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the Participant ceasing to be an Eligible Participant or (ii) the lapse of the Right of First Refusal.

(c) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares at the holder’s most recent address on file with the Company that the Company will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Participant in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(d) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 4 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 4, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(e) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(f) Transfer of Restricted Shares. The Participant shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Participant may transfer Restricted Shares to one or more members of the Participant’s Immediate Family or to a trust established by the Participant for the benefit of the Participant and/or one or more members of the Participant’s Immediate Family, provided in either case that the transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Participant transfers any Restricted Shares, then this Agreement shall apply to the transferee to the same extent as to the Participant. For purposes of this Agreement, “Immediate Family” shall mean any child, stepchild, grandchild or other lineal descendant, any parent, stepparent, grandparent or other ancestor, any spouse, former spouse, sibling, niece, nephew, uncle, aunt, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any Spousal Equivalent (as defined in the Company’s Amended and Restated Bylaws, as may be amended and/or restated from time to time).

(g) Assignment of Repurchase Right. The Company’s Board of Directors (the “Board”) may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 4.

5. Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to the right of first refusal set forth in this Section 5 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 5.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 5:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act;

(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation); and

(4) any transfer in exchange for Nonvoting Shares (as defined below) in accordance with Section 10;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 5 and in the case of an exchange pursuant to clause (4) above, any Nonvoting Shares issued in exchange for the Shares shall be deemed to be “Shares” pursuant to this Agreement and shall be subject to all the terms and conditions of this Agreement, including without limitation the right of first refusal in this Section 5.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares under this Section 5, in general or with respect to any particular transaction, to one or more persons or entities.

(g) Termination. The provisions of this Section 5 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 5, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Legends. The certificate representing Shares shall bear legends substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY, AS PROVIDED IN A CERTAIN STOCK OPTION AGREEMENT WITH THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE CORPORATION. COPIES OF THE BYLAWS OF THE CORPORATION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

(j) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 5 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 5.

6. Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

7. Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

8. Transfer Restrictions.

(a) This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4, Section 5 and Section 6; provided that such a written confirmation shall not be required with respect to (1) Section 5 after such provision has terminated in accordance with Section 5(g) or (2) Section 6 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

(c) Notwithstanding Section 8(b), if any Shares issued pursuant to the exercise of this option are converted into Nonvoting Shares (as defined below) in accordance with Section 10, such Nonvoting Shares shall be subject to all of the terms and conditions of this Agreement, including without limitation Section 4, Section 5 and Section 6 (each, to the extent then applicable).

(d) The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Amended and Restated Bylaws in addition to, and not in limitation of, the provisions of Section 5 of this Agreement.

9.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

10.	Conversion of Shares to Nonvoting Shares

At such time as deemed necessary or advisable by the Company (including any officer of the Company and any employee on the Company’s equity administration team or such other team that performs similar functions) to comply with Part 175.22 of the New York Real Estate Licensing Law, any similar or successor rule or statue of New York or any similar law, rule or statute of any other jurisdiction (the “Regulation”), or at such time the Participant notifies the Company that such Participant is subject to the Regulation, any Shares issued pursuant to the exercise of this option shall automatically be converted, with no further action by the Participant, into an equal number of shares of nonvoting Class B Common Stock, $0.0001 par value per share, of the Company (“Nonvoting Shares”). To effectuate such conversion to Nonvoting Shares, the Participant hereby constitutes and appoints each officer and director of the Company as his, her or its agent and attorney-in-fact for purposes of executing or approving such documents, and taking such actions, as may be deemed necessary or advisable by such agent and attorney-in-fact with respect to the conversion of such Shares. This power of attorney, being coupled with an interest, is irrevocable and shall survive the death, disability or incapacitation of the Participant.

11.	Miscellaneous.

(a) Entire Agreement. This Agreement and the Plan constitute the entire contract between the Participant and the Company with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(b) Modifications and Waivers. No provision of this Agreement shall be modified, waiver or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Participant and an authorized officer of the Company (other than the Participant). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

URBAN COMPASS, INC. By: ###SIGNATURE### Name: Robert Reffkin Title: CEO

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s Third Amended & Restated 2012 Stock Incentive Plan.

PARTICIPANT:
Name: ###PARTICIPANT_NAME###
Address:	###HOME_ADDRESS###
###ACCEPTANCE_DATE###

Reminder: Please review the provided attachments below.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

Hello,

Please find a stock option agreement as approved by the Board of Urban Compass, Inc. d/b/a Compass (“Compass”) on ###GRANT_DATE###. By signing this stock option agreement, you are not agreeing to purchase any common shares of Compass. Rather, you are agreeing that you have the right to purchase common shares of Compass at a price of ###GRANT_PRICE### per common share, subject to all of the terms of the agreement. The total number of common shares under your option is stated in the first paragraph of the attached stock option agreement.*** Also attached are: (1) an FAQ about Compass equity, (2) an informational memorandum about our Stock Incentive Plan, including a brief summary of the tax consequences in connection with exercising your stock option, and the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act of 1933, as amended (the “Securities Act”), and (3) the current Stock Incentive Plan. If you have any questions after reading the attachments, please feel free to send them to equity@compass.com.

Best,

The Compass Equity Team

URBAN COMPASS, INC.

Nonstatutory Stock Option Agreement (Installment Exercise)

Granted Under the Third Amended & Restated 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Urban Compass, Inc., a Delaware corporation (the “Company”), on ###GRANT_DATE### (the “Grant Date”) to ###PARTICIPANT_NAME###, an employee, consultant or director of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Third Amended & Restated 2012 Stock Incentive Plan (as amended, the “Plan”), a total of ###TOTAL_AWARDS### shares (the “Shares”) of Class A Common Stock, $0.0001 par value per share, of the Company (“Common Stock”) at ###GRANT_PRICE### per Share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on ###EXPIRY_DATE### (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (i.e., “vest”) as to [25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 1/48th of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date]. On the [fourth anniversary of the Vesting Commencement Date], this option will be vested and exercisable for all of the Shares. For purposes of this Agreement, “Vesting Commencement Date” shall mean ###ALTERNATIVE_VEST_BASE_DATE###.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be accompanied by (i) a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, (ii) if requested by the Company, a counterpart signature page to that certain Seventh Amended and Restated Voting Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iii) if requested by the Company, a counterpart signature page to that certain Second Amended and Restated First Refusal and Co-Sale Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iv) this agreement, and (v) payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment or other relationship by the Company for Cause, and the effective date of such employment or other termination is subsequent to the date of the delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment or other relationship shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment or other relationship (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate immediately upon the effective date of such termination of employment or other relationship). If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.	Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act;

(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation); and

(4) any transfer in exchange for Nonvoting Shares (as defined below) in accordance with Section 9;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and in the case of an exchange pursuant to clause (4) above, any Nonvoting Shares issued in exchange for the Shares shall be deemed to be “Shares” pursuant to this Agreement and shall be subject to all the terms and conditions of this Agreement, including without limitation the right of first refusal in this Section 4.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares under this Section 4, in general or with respect to any particular transaction, to one or more persons or entities.

(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) Legends. The certificate representing Shares shall bear legends substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY, AS PROVIDED IN A CERTAIN STOCK OPTION AGREEMENT WITH THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE CORPORATION. COPIES OF THE BYLAWS OF THE CORPORATION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

(j) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 4 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 4.

5.	Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.	Transfer Restrictions.

(a) This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b) The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

(c) Notwithstanding Section 7(b), if any Shares issued pursuant to the exercise of this option are converted into Nonvoting Shares (as defined below) in accordance with Section 9, such Nonvoting Shares shall be subject to all of the terms and conditions of this Agreement, including without limitation Section 4 and Section 5 (each, to the extent then applicable).

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Amended and Restated Bylaws in addition to, and not in limitation of, the provisions of Section 4 of this Agreement.

8.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

9.	Conversion of Shares to Nonvoting Shares.

At such time as deemed necessary or advisable by the Company (including any officer of the Company and any employee on the Company’s equity administration team or such other team that performs similar functions) to comply with Part 175.22 of the New York Real Estate Licensing Law, any similar or successor rule or statue of New York or any similar law, rule or statute of any other jurisdiction (the “Regulation”), or at such time the Participant notifies the Company that such Participant is subject to the Regulation, any Shares issued pursuant to the exercise of this option shall automatically be converted, with no further action by the Participant, into an equal number of shares of nonvoting Class B Common Stock, $0.0001 par value per share, of the Company (“Nonvoting Shares”). To effectuate such conversion to Nonvoting Shares, the Participant hereby constitutes and appoints each officer and director of the Company as his, her or its agent and attorney-in-fact for purposes of executing or approving such documents, and taking such actions, as may be deemed necessary or advisable by such agent and attorney-in-fact with respect to the conversion of such Shares. This power of attorney, being coupled with an interest, is irrevocable and shall survive the death, disability or incapacitation of the Participant.

10.	Miscellaneous.

(a) Entire Agreement. This Agreement and the Plan constitute the entire contract between the Participant and the Company with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(b) Modifications and Waivers. No provision of this Agreement shall be modified, waiver or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Participant and an authorized officer of the Company (other than the Participant). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

URBAN COMPASS, INC. By: ###SIGNATURE### Name: Robert Reffkin Title: CEO

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s Third Amended & Restated 2012 Stock Incentive Plan.

PARTICIPANT:
Name: ###PARTICIPANT_NAME###
Address:	###HOME_ADDRESS###
###ACCEPTANCE_DATE###

Reminder: Please review the provided attachments below.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

Hello,

Please find a stock option agreement as approved by the Board of Urban Compass, Inc. d/b/a Compass (“Compass”) on ###GRANT_DATE###. By signing this stock option agreement, you are not agreeing to purchase any common shares of Compass. Rather, you are agreeing that you have the right to purchase common shares of Compass at a price of ###GRANT_PRICE### per common share, subject to all of the terms of the agreement. The total number of common shares under your option is stated in the first paragraph of the attached stock option agreement.*** Also attached are: (1) an FAQ about Compass equity, (2) an informational memorandum about our Stock Incentive Plan including a brief summary of the tax consequences in connection with exercising your stock option, and the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act of 1933, as amended (the “Securities Act”), and (3) the current Stock Incentive Plan. If you have any questions after reading the attachments, please feel free to send them to equity@compass.com.

Best,

The Compass Equity Team

URBAN COMPASS, INC.

Incentive Stock Option Agreement (Early Exercise)

Granted Under the Third Amended & Restated 2012 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Urban Compass, Inc., a Delaware corporation (the “Company”), on ###GRANT_DATE### (the “Grant Date”) to ###PARTICIPANT_NAME###, an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Third Amended & Restated 2012 Stock Incentive Plan (as amended, the “Plan”), a total of ###CF_EE_GRANT_Total Options Granted### shares (the “Shares”) of Class A Common Stock, $0.0001 par value per share, of the Company (“Common Stock”) at ###GRANT_PRICE### per Share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on ###EXPIRY_DATE### (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”), to the extent permissible under the Code. To the extent this option does not satisfy the requirements to be an incentive stock option under Section 422 of the Code, this option shall be deemed a nonstatutory stock option. Even though this option is designated as an incentive stock option, it shall be deemed to be a nonstatutory stock option to the extent required by the $100,000 annual limitation under Section 422(d) of the Code. In addition, this option will cease to qualify for favorable tax treatment as an incentive stock option to the extent that it is exercised:

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(a) More than three months after the date when the Participant ceases to be an employee of the Company or any parent or subsidiary of the Company for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(b) More than 12 months after the date when the Participant ceases to be an employee of the Company or any parent or subsidiary of the Company by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(c) More than three months after the date when the Participant has been on a leave of absence for 90 days, unless the Participant’s reemployment rights following such leave were guaranteed by statute or by contract.

Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will be exercisable at any time after the Grant Date for all or any part of the Shares subject to this option. The Shares subject to this option shall initially be Restricted Shares subject to the Company’s Right of Repurchase until the Right of Repurchase lapses (i.e., the Shares “vest”). The Right of Repurchase shall lapse as to [25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 1/48th of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date]. On the [fourth anniversary of the Vesting Commencement Date], all of the Shares subject to this option will be vested and no longer subject to the Right of Repurchase. For purposes of this Agreement, “Vesting Commencement Date” shall mean ###ALTERNATIVE_VEST_BASE_DATE###.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be accompanied by (i) a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, (ii) if requested by the Company, a counterpart signature page to that certain Seventh Amended and Restated Voting Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iii) if requested by the Company, a counterpart signature page to that certain Second Amended and Restated Refusal and Co-Sale Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iv) this agreement, and (v) payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option for Shares that are not Restricted Shares on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition,“non-solicitation,” or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

4. Company Right of Repurchase.

(a) Scope of Repurchase Right. Until they vest in accordance with Section 2, the Shares acquired under this Agreement shall be “Restricted Shares” and shall be subject to the Company’s right to repurchase Restricted Shares set forth in this Section 4 (the “Right of Repurchase”). The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the period of 90 consecutive days commencing on the date when the Participant ceases to be an Eligible Participant for any reason, including (without limitation) death or disability (the “Repurchase Period”), but the Right of Repurchase may be exercised automatically under Subsection (c) below. If the Right of Repurchase is exercised, the Company shall pay the Participant an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (e) below shall immediately be delivered to the Company to be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Participant upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the Participant ceasing to be an Eligible Participant or (ii) the lapse of the Right of First Refusal.

(c) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares at the holder’s most recent address on file with the Company that the Company will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Participant in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(d) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 4 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 4, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(f) Transfer of Restricted Shares. The Participant shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Participant may transfer Restricted Shares to one or more members of the Participant’s Immediate Family or to a trust established by the Participant for the benefit of the Participant and/or one or more members of the Participant’s Immediate Family, provided in either case that the transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Participant transfers any Restricted Shares, then this Agreement shall apply to the transferee to the same extent as to the Participant. For purposes of this Agreement, “Immediate Family” shall mean any child, stepchild, grandchild or other lineal descendant, any parent, stepparent, grandparent or other ancestor, any spouse, former spouse, sibling, niece, nephew, uncle, aunt, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any Spousal Equivalent (as defined in the Company’s Amended and Restated Bylaws, as may be amended and/or restated from time to time).

(g) Assignment of Repurchase Right. The Company’s Board of Directors (the “Board”) may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 4.

5. Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to the right of first refusal set forth in this Section 5 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 5.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 5:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act;

(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation); and

(4) any transfer in exchange for Nonvoting Shares (as defined below) in accordance with Section 10;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 5 and in the case of an exchange pursuant to clause (4) above, any Nonvoting Shares issued in exchange for the Shares shall be deemed to be “Shares” pursuant to this Agreement and shall be subject to all the terms and conditions of this Agreement, including without limitation the right of first refusal in this Section 5.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares under this Section 5, in general or with respect to any particular transaction, to one or more persons or entities.

(g) Termination. The provisions of this Section 5 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 5, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Legends. The certificate representing Shares shall bear legends substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY, AS PROVIDED IN A CERTAIN STOCK OPTION AGREEMENT WITH THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE CORPORATION. COPIES OF THE BYLAWS OF THE CORPORATION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

In the case of any uncertificated Shares, notice of such legend(s) shall be sent in accordance with applicable law.

(j) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 5 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 5.

6. Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

7. Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

8. Transfer Restrictions.

(a) This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b) The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4, Section 5 and Section 6; provided that such a written confirmation shall not be required with respect to (1) Section 5 after such provision has terminated in accordance with Section 5(g) or (2) Section 6 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Notwithstanding Section 8(b), if any Shares issued pursuant to the exercise of this option are converted into Nonvoting Shares (as defined below) in accordance with Section 10, such Nonvoting Shares shall be subject to all of the terms and conditions of this Agreement, including without limitation Section 4, Section 5 and Section 6 (each, to the extent then applicable).

(d) The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Amended and Restated Bylaws in addition to, and not in limitation of, the provisions of Section 5 of this Agreement.

9. Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

10. Conversion of Shares to Nonvoting Shares.

At such time as deemed necessary or advisable by the Company (including any officer of the Company and any employee on the Company’s equity administration team or such other team that performs similar functions) to comply with Part 175.22 of the New York Real Estate Licensing Law, any similar or successor rule or statue of New York or any similar law, rule or statute of any other jurisdiction (the “Regulation”), or at such time the Participant notifies the Company that such Participant is subject to the Regulation, any Shares issued pursuant to the exercise of this option shall automatically be converted, with no further action by the Participant, into an equal number of shares of nonvoting Class B Common Stock, $0.0001 par value per share, of the Company (“Nonvoting Shares”). To effectuate such conversion to Nonvoting Shares, the Participant hereby constitutes and appoints each officer and director of the Company as his, her or its agent and attorney-in-fact for purposes of executing or approving such documents, and taking such actions, as may be deemed necessary or advisable by such agent and attorney-in-fact with respect to the conversion of such Shares. This power of attorney, being coupled with an interest, is irrevocable and shall survive the death, disability or incapacitation of the Participant.

11. Miscellaneous.

(a) Entire Agreement. This Agreement and the Plan constitute the entire contract between the Participant and the Company with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(b) Modifications and Waivers. No provision of this Agreement shall be modified, waiver or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Participant and an authorized officer of the Company (other than the Participant). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

URBAN COMPASS, INC.

By:	###SIGNATURE###

Name: Robert Reffkin

Title: CEO

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s Third Amended & Restated 2012 Stock Incentive Plan.

PARTICIPANT:

Name: ###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###

###ACCEPTANCE_DATE###

Reminder: Please review the provided attachments below.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

Hello,

Please find a stock option agreement as approved by the Board of Urban Compass, Inc. d/b/a Compass (“Compass”) on ###GRANT_DATE###. By signing this stock option agreement, you are not agreeing to purchase any common shares of Compass. Rather, you are agreeing that you have the right to purchase common shares of Compass at a price of ###GRANT_PRICE### per common share, subject to all of the terms of the agreement. The total number of common shares under your option is stated in the first paragraph of the attached stock option agreement.*** Also attached are: (1) an FAQ about Compass equity, (2) an informational memorandum about our Stock Incentive Plan including a brief summary of the tax consequences in connection with exercising your stock option, and the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act of 1933, as amended (the “Securities Act”) and (3) the current Stock Incentive Plan. If you have any questions after reading the attachments, please feel free to send them to equity@compass.com.

Best,

The Compass Equity Team

URBAN COMPASS, INC.

Stock Option Agreement (Installment Exercise)

Granted Under the Third Amended & Restated 2012 Stock Incentive Plan

1. Grant of Option.

This agreement evidences the grant by Urban Compass, Inc., a Delaware corporation (the “Company”), on ###GRANT_DATE### (the “Grant Date”) to ###PARTICIPANT_NAME###, an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Third Amended & Restated 2012 Stock Incentive Plan (as amended, the “Plan”), a total of ###[CF_IE_GRANT_Total Options Granted]### shares (the “Shares”) of Class A Common Stock, $0.0001 par value per share, of the Company (“Common Stock”) at ###GRANT_PRICE### per Share (the “Exercise Price”). Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on ###EXPIRY_DATE### (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”), to the extent permissible under the Code. To the extent this option does not satisfy the requirements to be an incentive stock option under Section 422 of the Code, this option shall be deemed a nonstatutory stock option. Even though this option is designated as an incentive stock option, it shall be deemed to be a nonstatutory stock option to the extent required by the $100,000 annual limitation under Section 422(d) of the Code. In addition, this option will cease to qualify for favorable tax treatment as an incentive stock option to the extent that it is exercised:

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(a) More than three months after the date when the Participant ceases to be an employee of the Company or any parent or subsidiary of the Company for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(b) More than 12 months after the date when the Participant ceases to be an employee of the Company or any parent or subsidiary of the Company by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(c) More than three months after the date when the Participant has been on a leave of absence for 90 days, unless the Participant’s reemployment rights following such leave were guaranteed by statute or by contract.

Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting Schedule.

This option will become exercisable (i.e., “vest”) as to [25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 1/48th of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date]. On the [fourth anniversary of the Vesting Commencement Date], this option will be vested and exercisable for all of the Shares. For purposes of this Agreement, “Vesting Commencement Date” shall mean ###ALTERNATIVE_VEST_BASE_DATE###.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3. Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be accompanied by (i) a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, (ii) if requested by the Company, a counterpart signature page to that certain Seventh Amended and Restated Voting Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iii) if requested by the Company, a counterpart signature page to that certain Second Amended and Restated First Refusal and Co-Sale Agreement, dated as of July 26, 2019, as the same may be amended from time to time, signed by the Participant, and received by the Company at its principal office, (iv) this agreement, and (v) payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition,“non-solicitation,” or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

4. Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act;

(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation); and

(4) any transfer in exchange for Nonvoting Shares (as defined below) in accordance with Section 9;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and in the case of an exchange pursuant to clause (4) above, any Nonvoting Shares issued in exchange for the Shares shall be deemed to be “Shares” pursuant to this Agreement and shall be subject to all the terms and conditions of this Agreement, including without limitation the right of first refusal in this Section 4.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares under this Section 4, in general or with respect to any particular transaction, to one or more persons or entities.

(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) Legends. The certificate representing Shares shall bear legends substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY, AS PROVIDED IN A CERTAIN STOCK OPTION AGREEMENT WITH THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE BYLAWS OF THE CORPORATION. COPIES OF THE BYLAWS OF THE CORPORATION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

In the case of any uncertificated Shares, notice of such legend(s) shall be sent in accordance with applicable law.

(j) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 4 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 4.

5. Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

6. Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7. Transfer Restrictions.

(a) This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b) The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

(c) Notwithstanding Section 7(b), if any Shares issued pursuant to the exercise of this option are converted into Nonvoting Shares (as defined below) in accordance with Section 9, such Nonvoting Shares shall be subject to all of the terms and conditions of this Agreement, including without limitation Section 4 and Section 5 (each, to the extent then applicable).

(d) The Shares acquired under this Agreement shall be subject to the transfer restrictions in Article X of the Company’s Amended and Restated Bylaws in addition to, and not in limitation of, the provisions of Section 4 of this Agreement.

8. Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

9. Conversion of Shares to Nonvoting Shares.

At such time as deemed necessary or advisable by the Company (including any officer of the Company and any employee on the Company’s equity administration team or such other team that performs similar functions) to comply with Part 175.22 of the New York Real Estate Licensing Law, any similar or successor rule or statue of New York or any similar law, rule or statute of any other jurisdiction (the “Regulation”), or at such time the Participant notifies the

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

Company that such Participant is subject to the Regulation, any Shares issued pursuant to the exercise of this option shall automatically be converted, with no further action by the Participant, into an equal number of shares of nonvoting Class B Common Stock, $0.0001 par value per share, of the Company (“Nonvoting Shares”). To effectuate such conversion to Nonvoting Shares, the Participant hereby constitutes and appoints each officer and director of the Company as his, her or its agent and attorney-in-fact for purposes of executing or approving such documents, and taking such actions, as may be deemed necessary or advisable by such agent and attorney-in-fact with respect to the conversion of such Shares. This power of attorney, being coupled with an interest, is irrevocable and shall survive the death, disability or incapacitation of the Participant.

10. Miscellaneous.

(a) Entire Agreement. This Agreement and the Plan constitute the entire contract between the Participant and the Company with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(b) Modifications and Waivers. No provision of this Agreement shall be modified, waiver or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Participant and an authorized officer of the Company (other than the Participant). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

URBAN COMPASS, INC.

By: ###SIGNATURE###

Name: Robert Reffkin

Title: CEO

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s Third Amended & Restated 2012 Stock Incentive Plan.

PARTICIPANT:

Name: ###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###

###ACCEPTANCE_DATE###

Reminder: Please review the provided attachments below.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

NOTICE OF STOCK OPTION EXERCISE

TO:

Solium Capital Inc. and its subsidiaries (together, “Solium”)

1500—600 3rd Avenue SW, Calgary, AB, T2P 0G5

I, _____________, hereby exercise the following Stock Option, (the “Option”) granted to me under the Urban Compass, Inc. (the “Company”) Third Amended and Restated 2012 Stock Incentive Plan, as amended (the “Plan”), as outlined in the table below. Any capitalized terms used but not defined herein shall have the respective meanings given to them in the applicable stock option agreement.

Grant Name	Award Type	Grant Price	Grant Date	Vested Quantity	Unvested Quantity

I understand that it is my responsibility to wire Urban Compass Inc. payment in the amount of $________________USD to the wire instructions below:

Wire Instructions

Domestic:

Beneficiary: Urban Compass Inc.

Name of Bank: First Republic Bank

City and State: San Francisco, CA

ABA Number:

Account Number:

International:

Pay to: First Republic Bank

11 Pine Street

San Francisco, CA 94111

Swift Code:

I understand that the full payment for the option and all applicable taxes must be received by the Company prior to the expiration of the Option and such payment must clearly designate my name and Shareworks account number in order for the exercise to be processed.

Upon receipt of the above payment prior to the expiration of the Option and satisfaction of the conditions set forth in this Notice of Stock Option Exercise, I understand that Compass will process the exercise and confirm in Shareworks that my payment has been received. I understand that my digital shares will be available via Shareworks once the exercise has been processed.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

Home Location: New York, United States (Please confirm)

I understand that this exercise shall be deemed effective only after I have:

1.	Submitted this Notice of Stock Option Exercise via Solium;

2.	either (a) reviewed the Company’s disclosure materials under Rule 701 of the Securities Act (as defined below) or (b) been provided access to such materials and elected not to review them;

3.

if requested by the Company, submitted a completed and signed Adoption Agreement to the Seventh Amended and Restated Voting Agreement, dated as of July 26, 2019, by and among the Company and certain other shareholders party thereto (as amended from time to time, the “Voting Agreement”); and

4.

submitted to the Company via wire to the account stated above a payment for the full option exercise price plus payment of any federal, state or local withholding taxes required by law to be withheld in respect of this option.

I understand that it is my responsibility to ensure Solium properly received this Notice of Stock Option Exercise. I also acknowledge that (a) this Notice of Stock Option Exercise will remain in effect for a period of two (2) business days including the exercise date, pending receipt of the option exercise price and applicable withholding taxes and, if (i) the option exercise price, (ii) any applicable withholding taxes and (iii) if requested by the Company, the Adoption Agreement to the Voting Agreement, are not received by the Company within such two (2) business day period, the exercise hereunder will expire, and I will be required to submit a new Notice of Stock Option Exercise to Solium (for the avoidance of doubt, if the Option expires on its own terms prior to the end of the two (2) business day period, the option exercise price, applicable withholding taxes and (if applicable) the Adoption Agreement to the Voting Agreement must be received by the Company prior to the expiration of the Option in order for the exercise to be effective and such two (2) business day period shall not in any way extend the term of the Option) and, (b) the effective date of exercise of this option will be the date that the Company has received all of the materials in clause (a) of this sentence (including this Notice of Stock Option Exercise).

I represent, warrant and covenant as follows:

1.

I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.

2.

I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

3.

I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.	I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.

I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

6.

I will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

7.

I acknowledge that I am acquiring the Shares subject to all other terms of the Plan and the applicable stock option agreement, including the requirement to execute and be bound by the terms of the Voting Agreement if requested by the Company.

8.

I acknowledge that (i) the Shares remain subject to the Company’s right of first refusal and a “lock-up” (in connection with an initial public offering of the Company’s common stock) and (ii) if the Option is early exercisable and I am electing to exercise the Option for unvested shares, the Shares may remain subject to the Company’s right of repurchase, all in accordance with the applicable stock option agreement.

9.	I acknowledge that the Shares remain subject to the transfer restrictions in Article X of the Company’s Amended and Restated Bylaws.

10.

I acknowledge that, if the Option is early exercisable and I am electing to exercise the Option for unvested shares, I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise and the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility—and not the Company’s responsibility—to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time.

Confidential Treatment Requested by Compass, Inc.

Pursuant to 17 C.F.R. Section 200.83

11.

I understand and agree that at such time as deemed necessary or advisable by the Company (including any officer of the Company and any employee on the Company’s equity administration team or such other team that performs similar functions) to comply with Part 175.22 of the New York Real Estate Licensing Law, any similar or successor rule or statute of New York or any similar law, rule or statute of any other jurisdiction (the “Regulation”), or at such time I notify the Company that I am subject to the Regulation, the Shares shall automatically be converted, with no further action by me, into an equal number of shares of nonvoting Class B Common Stock of the Company (“Nonvoting Shares”). To effectuate such conversion to Nonvoting Shares, I hereby constitute and appoint each officer and director of the Company as my agent and attorney-in-fact for purposes of executing or approving such documents, and taking such actions, as may be deemed necessary or advisable by such agent and attorney-in-fact with respect to the conversion of the Shares. I understand and agree that this power of attorney, being coupled with an interest, is irrevocable and shall survive my death, disability or incapacitation.

Solium does not provide investment advice with respect to the purchase or sale of securities. You therefore will receive no investment advice from Solium concerning the purchase or sale of securities and are solely responsible for assessing the appropriateness of any transaction through your Solium account without the benefit of the assistance of a broker or dealer. If you wish to receive any form of investment advice in connection with the purchase or sale of securities, it is your responsibility to contact your own broker or dealer for investment advice.

Important Notice:

If the Option is early exercisable and you are electing to exercise the Option for unvested shares, you will also need to complete and sign the 83(b) Election form and mail it to the IRS within 30 days of your exercise. A copy of this form can be found within the Documents tab of your profile. A copy of the completed and signed form must also be submitted to the Company’s equity team at equity@compass.com.